UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2022
 ____________________
Robert Half International Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Suite 200,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (650) 234-6000
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 2, 2022, Marnie Huss Wilking was elected a director of the Company by the Board of Directors. Ms. Wilking was also appointed to the Nominating and Governance Committee.
Ms. Wilking is currently the Global Head of Security, Privacy, and Technology Risk Management at Wayfair, Inc. ("Wayfair"), and has served in that position since 2019. Ms Wilking's duties at Wayfair include setting and executing strategy to manage risks associated with cybersecurity, privacy, and information technology threats amid a changing regulatory landscape. Prior to her employment at Wayfair, Ms. Wilking served as Chief Information Security Officer for Orion Health Group, Ltd. from 2016 to 2019 where she performed duties similar to her duties at Wayfair. Her professional background also includes 16 years spent with Wells Fargo as Vice President of Information Security and Vice President & Business Information Security Officer for Wells Fargo Mortgage and five years with Accenture as a Consultant focusing on technology systems integration.
Ms. Wilking has entered into the Company’s customary indemnification agreement for its directors. In accordance with the Company’s outside director compensation policy, which is described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2022, Ms. Wilking will receive annual cash retainers for her Board and committee service, meeting fees and annual equity compensation commensurate with the Company's other outside directors.
There are no arrangements or understandings between Ms. Wilking and any other person pursuant to which she was elected as a director of the Company. Since January 1, 2021, there have been no transactions between the Company and Ms. Wilking of the type that are required to be disclosed pursuant to Item 404(a) of Regulation S-K adopted by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: August 3, 2022	By:	/s/ Evelyn Crane-Oliver
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel